UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 1, 2006
                                                  ----------------

                             Wellstone Filters Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                      0-28161             33-0619264
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      (State or other jurisdiction          (Commission        (I.R.S. Employer
            of incorporation)              File Number)      Identification No.)

      250 Crown Boulevard, Timberlake, North Carolina                  27583
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    336-597-8300

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         (a) On February 1, 2006, Wellstone Filters, Inc. (the "Company") concluded, in a discussion with Tanner LC, its independent registered public accounting firm, that it will be necessary to restate its financial statements for the first three quarters of fiscal 2005.

         In the first quarter of fiscal 2005, 4,500,000 shares of common stock were issued to two individuals in connection with various services that they performed for or on behalf of the Company. The Company issued 500,000 shares of common stock to the brother of the Company's Chief Executive Officer for legal services that he provided to the Company and 4,000,000 shares of common stock to an unrelated individual for consulting services that he provided to the Company. These issuances were inadvertently omitted from the Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, June 30 and September 30, 2005 and, consequently, the Company will be required to restate its financial statements for those periods. The 4,500,000 shares of common stock were issued at a price of $1.02 per share. As a result of the inclusion of these issuances, the restatements will include an adjustment to the Company's Statements of Operations detailing an increase in the Company's General and Administrative Expenses and Net Loss by $4,590,000. This increase caused an increase in the net loss per common share from $(0.00) to $(0.02) for the three months ended March 31, 2005 and the six months ended June 30, 2005, and an increase from $(0.01) to $(0.02) for the nine months ended September 30, 2005.

         The Company will file restated consolidated financial statements in its Quarterly Reports on Form 10-QSB/A for the quarterly periods ending March 31, June 30 and September 30, 2005.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WELLSTONE FILTERS, INC.




Date:  February 7, 2006                       By: /s/ Learned J. Hand
                                              ------------------------
                                              Name:  Learned Jeremiah Hand
                                              Title:   Chief Executive Officer